SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2008

Phoenix India Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51854	20-3195916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue
6th Floor
New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 734-4600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 14, 2008, Phoenix issued a press release announcing the results of its Special Meeting of Shareholders, which took place on April 8, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX INDIA ACQUISITION CORP.

Date: April 18, 2008	By:	/s/ Ramesh S. Akella
Ramesh S. Akella
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 18, 2008